Northwestern Mutual Series Fund, Inc.
Large Company Value Portfolio
Supplement Dated August 30, 2022
to the
Summary Prospectus for the Large Company Value Portfolio Dated May 1, 2022
The following information supplements the Summary Prospectus for the Large Company Value Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2022 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Large Company Value Portfolio—Portfolio Managers Update
Effective December 31, 2022, Phillip N. Davidson will no longer serve as a Portfolio Manager for the Large Company Value Portfolio. Accordingly, the “Portfolio Managers” information set forth in the Summary Section for the Large Company Value Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: American Century Investment Management, Inc. (American Century)
Portfolio Managers: Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.
Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as Portfolio Manager, and began managing the Portfolio in 2018. Effective December 31, 2022, Mr. Davidson will no longer serve as portfolio manager for the Portfolio.
Philip Sundell, CFA, Portfolio Manager, joined American Century Investments in 1997 and began managing the Portfolio in April 2019.
Adam Krenn, CFA, Portfolio Manager and Senior Investment Analyst, joined American Century in 2011 and began managing the Portfolio in February 2022.”
Please retain this Supplement for future reference.